Exhibit 99.1

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) AND CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Three Months Ended September 30, 2019			Three Months Ended September 30, 2018
(in thousands, except per share data)	As Reported	Adjustments	As Revised	As Reported	Adjustments	As Revised
Product revenue	$244,651	$(1,439)	$243,212	$283,102	$466	$283,568
Other revenue	33,730	(103)	33,627	33,366	(763)	32,603
Total revenue	278,381	(1,542)	276,839	316,468	(297)	316,171
Cost of goods and services	186,862	(2,722)	184,140	202,734	1,110	203,844
Gross profit	91,519	1,180	92,699	113,734	(1,407)	112,327
Selling, general and administrative expense	68,813	(408)	68,405	69,206	(60)	69,146
Interest expense, net	9,537	53	9,590	10,584	53	10,637
Other (income) expense, net	(309)	—	(309)	725	484	1,209
Income before income taxes	13,478	1,535	15,013	33,219	(1,884)	31,335
Provision for income taxes	3,059	366	3,425	7,723	(403)	7,320
Net income	10,419	1,169	11,588	25,496	(1,481)	24,015
Net income attributable to noncontrolling interest	194	—	194	232	(178)	54
Net income attributable to Apergy	$10,225	$1,169	$11,394	$25,264	$(1,303)	$23,961

Earnings per share attributable to Apergy:
Basic	$0.13	$0.02	$0.15	$0.33	$(0.02)	$0.31
Diluted	$0.13	$0.02	$0.15	$0.33	$(0.02)	$0.31

Comprehensive income	$7,587	$1,169	$8,756	$25,420	$(1,481)	$23,939
Comprehensive income attributable to Apergy	$7,393	$1,169	$8,562	$25,188	$(1,303)	$23,885

	Three Months Ended June 30, 2019			Three Months Ended June 30, 2018
(in thousands, except per share data)	As Reported	Adjustments	As Revised	As Reported	Adjustments	As Revised
Product revenue	$273,513	$(603)	$272,910	$271,758	$1,170	$272,928
Other revenue (1)	32,541	719	33,260	34,092	(1,273)	32,819
Total revenue	306,054	116	306,170	305,850	(103)	305,747
Cost of goods and services	196,285	1,125	197,410	202,171	(514)	201,657
Gross profit	109,769	(1,009)	108,760	103,679	411	104,090
Selling, general and administrative expense	66,642	45	66,687	65,671	665	66,336
Interest expense, net	10,057	52	10,109	6,062	53	6,115
Other expense, net	2,676	—	2,676	499	(1)	498
Income before income taxes	30,394	(1,106)	29,288	31,447	(306)	31,141
Provision for income taxes	6,544	(264)	6,280	9,372	(110)	9,262
Net income	23,850	(842)	23,008	22,075	(196)	21,879
Net income (loss) attributable to noncontrolling interest	71	—	71	(79)	142	63
Net income attributable to Apergy	$23,779	$(842)	$22,937	$22,154	$(338)	$21,816

Earnings per share attributable to Apergy:
Basic	$0.31	$(0.01)	$0.30	$0.29	$(0.01)	$0.28
Diluted	$0.31	$(0.01)	$0.30	$0.28	$—	$0.28

Comprehensive income	$24,892	$(842)	$24,050	$15,417	$(196)	$15,221
Comprehensive income attributable to Apergy	$24,821	$(842)	$23,979	$15,496	$(338)	$15,158
_______________________
(1) Includes “Service revenue” and “Lease and other revenue” as reported in the condensed consolidated statements of income for the three months ended June 30, 2019 and 2018.

	Three Months Ended March 31, 2019			Three Months Ended March 31, 2018
(in thousands, except per share data)	As Reported	Adjustments	As Revised	As Reported	Adjustments	As Revised
Product revenue	$269,534	$(192)	$269,342	$253,090	$870	$253,960
Other revenue (1)	32,157	(1,005)	31,152	30,036	(891)	29,145
Total revenue	301,691	(1,197)	300,494	283,126	(21)	283,105
Cost of goods and services	196,142	1,341	197,483	189,511	(398)	189,113
Gross profit	105,549	(2,538)	103,011	93,615	377	93,992
Selling, general and administrative expense	65,347	528	65,875	59,739	415	60,154
Interest expense, net	10,474	53	10,527	166	53	219
Other expense, net	1,090	12	1,102	2,452	241	2,693
Income before income taxes	28,638	(3,131)	25,507	31,258	(332)	30,926
Provision for income taxes	6,069	(500)	5,569	7,064	(88)	6,976
Net income	22,569	(2,631)	19,938	24,194	(244)	23,950
Net income attributable to noncontrolling interest	282	—	282	142	35	177
Net income attributable to Apergy	$22,287	$(2,631)	$19,656	$24,052	$(279)	$23,773

Earnings per share attributable to Apergy:
Basic	$0.29	$(0.04)	$0.25	$0.31	$—	$0.31
Diluted	$0.29	$(0.04)	$0.25	$0.31	$—	$0.31

Comprehensive income	$23,758	$(2,631)	$21,127	$22,552	$(244)	$22,308
Comprehensive income attributable to Apergy	$23,476	$(2,631)	$20,845	$22,410	$(279)	$22,131
_______________________
(1) Includes “Service revenue” and “Lease and other revenue” as reported in the condensed consolidated statements of income for the three months ended March 31, 2019 and 2018.

	Nine Months Ended September 30, 2019			Nine Months Ended September 30, 2018
(in thousands, except per share data)	As Reported	Adjustments	As Revised	As Reported	Adjustments	As Revised
Product revenue	$787,698	$(2,234)	$785,464	$807,949	$2,507	$810,456
Other revenue	98,428	(389)	98,039	97,495	(2,928)	94,567
Total revenue	886,126	(2,623)	883,503	905,444	(421)	905,023
Cost of goods and services	579,289	(256)	579,033	594,416	198	594,614
Gross profit	306,837	(2,367)	304,470	311,028	(619)	310,409
Selling, general and administrative expense	200,790	177	200,967	194,374	1,262	195,636
Interest expense, net	30,068	158	30,226	16,813	158	16,971
Other expense, net	3,469	—	3,469	3,917	483	4,400
Income before income taxes	72,510	(2,702)	69,808	95,924	(2,522)	93,402
Provision for income taxes	15,672	(398)	15,274	24,159	(601)	23,558
Net income	56,838	(2,304)	54,534	71,765	(1,921)	69,844
Net income attributable to noncontrolling interest	547	—	547	295	(1)	294
Net income attributable to Apergy	$56,291	$(2,304)	$53,987	$71,470	$(1,920)	$69,550

Earnings per share attributable to Apergy:
Basic	$0.73	$(0.03)	$0.70	$0.92	$(0.02)	$0.90
Diluted	$0.73	$(0.03)	$0.70	$0.92	$(0.03)	$0.89

Comprehensive income	$56,237	$(2,304)	$53,933	$63,389	$(1,921)	$61,468
Comprehensive income attributable to Apergy	$55,690	$(2,304)	$53,386	$63,094	$(1,920)	$61,174

	Six Months Ended June 30, 2019			Six Months Ended June 30, 2018
(in thousands, except per share data)	As Reported	Adjustments	As Revised	As Reported	Adjustments	As Revised
Product revenue	$543,047	$(795)	$542,252	$524,847	$2,041	$526,888
Other revenue (1)	64,698	(286)	64,412	64,129	(2,165)	61,964
Total revenue	607,745	(1,081)	606,664	588,976	(124)	588,852
Cost of goods and services	392,427	2,466	394,893	391,682	(912)	390,770
Gross profit	215,318	(3,547)	211,771	197,294	788	198,082
Selling, general and administrative expense	131,977	585	132,562	125,168	1,322	126,490
Interest expense, net	20,531	105	20,636	6,229	105	6,334
Other expense, net	3,778	—	3,778	3,192	(1)	3,191
Income before income taxes	59,032	(4,237)	54,795	62,705	(638)	62,067
Provision for income taxes	12,613	(764)	11,849	16,436	(198)	16,238
Net income	46,419	(3,473)	42,946	46,269	(440)	45,829
Net income attributable to noncontrolling interest	353	—	353	63	177	240
Net income attributable to Apergy	$46,066	$(3,473)	$42,593	$46,206	$(617)	$45,589

Earnings per share attributable to Apergy:
Basic	$0.60	$(0.05)	$0.55	$0.60	$(0.01)	$0.59
Diluted	$0.59	$(0.04)	$0.55	$0.59	$—	$0.59

Comprehensive income	$48,650	$(3,473)	$45,177	$37,969	$(440)	$37,529
Comprehensive income attributable to Apergy	$48,297	$(3,473)	$44,824	$37,906	$(617)	$37,289
_______________________
(1) Includes “Service revenue” and “Lease and other revenue” as reported in the condensed consolidated statements of income for the six months ended June 30, 2019 and 2018.

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2019
(in thousands)	As Reported	Adjustments	As Revised
Assets
Receivables, net	$236,381	$(428)	$235,953
Inventories, net	219,614	(675)	218,939
Prepaid expenses and other current assets	34,516	(2,143)	32,373
Total current assets	531,138	(3,246)	527,892
Property, plant and equipment, net	249,385	(340)	249,045
Other non-current assets	29,626	429	30,055
Total assets	1,972,253	(3,157)	1,969,096
Liabilities and Equity
Accounts payable	114,185	7,738	121,923
Accrued expenses and other current liabilities	51,852	(2,035)	49,817
Total current liabilities	206,453	5,703	212,156
Deferred income taxes	97,588	(2,674)	94,914
Total liabilities	930,447	3,029	933,476
Stockholders’ equity:
Capital in excess of par value of common stock	971,075	(4,599)	966,476
Retained earnings	110,458	(1,587)	108,871
Total stockholders’ equity	1,038,801	(6,186)	1,032,615
Total equity	1,041,806	(6,186)	1,035,620
Total liabilities and equity	1,972,253	(3,157)	1,969,096

	June 30, 2019
(in thousands)	As Reported	Adjustments	As Revised
Assets
Receivables, net	$256,379	$532	$256,911
Inventories, net	234,254	(2,217)	232,037
Prepaid expenses and other current assets	14,576	4,109	18,685
Total current assets	529,545	2,424	531,969
Property, plant and equipment, net	250,573	(1,578)	248,995
Other non-current assets	31,513	461	31,974
Total assets	1,975,438	1,307	1,976,745
Liabilities and Equity
Accounts payable	128,664	7,485	136,149
Accrued compensation and employee benefits	30,566	2,581	33,147
Accrued expenses and other current liabilities	41,874	(2,461)	39,413
Total current liabilities	201,104	7,605	208,709
Deferred income taxes	91,022	3,639	94,661
Other long-term liabilities	38,274	(2,582)	35,692
Total liabilities	943,701	8,662	952,363
Stockholders’ equity:
Capital in excess of par value of common stock	968,593	(4,599)	963,994
Retained earnings	100,233	(2,756)	97,477
Total stockholders’ equity	1,028,926	(7,355)	1,021,571
Total equity	1,031,737	(7,355)	1,024,382
Total liabilities and equity	1,975,438	1,307	1,976,745

	March 31, 2019
(in thousands)	As Reported	Adjustments	As Revised
Assets
Receivables, net	$258,650	$285	$258,935
Inventories, net	232,933	(1,792)	231,141
Prepaid expenses and other current assets	17,861	(1,672)	16,189
Total current assets	537,798	(3,179)	534,619
Property, plant and equipment, net	244,886	(959)	243,927
Other non-current assets	29,931	471	30,402
Total assets	1,988,609	(3,667)	1,984,942
Liabilities and Equity
Accounts payable	124,100	7,186	131,286
Accrued compensation and employee benefits	28,882	2,243	31,125
Accrued expenses and other current liabilities	59,291	(1,897)	57,394
Total current liabilities	212,273	7,532	219,805
Deferred income taxes	96,469	(2,443)	94,026
Other long-term liabilities	37,017	(2,243)	34,774
Total liabilities	983,406	2,846	986,252
Stockholders’ equity:
Capital in excess of par value of common stock	966,938	(4,599)	962,339
Retained earnings	76,454	(1,914)	74,540
Total stockholders’ equity	1,002,449	(6,513)	995,936
Total equity	1,005,203	(6,513)	998,690
Total liabilities and equity	1,988,609	(3,667)	1,984,942

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

(in thousands)	As Reported	Adjustments	As Revised
December 31, 2017	$1,640,385	$(4,876)	$1,635,509
Net income	24,194	(244)	23,950
March 31, 2018	1,661,302	(5,120)	1,656,182
Net income	22,075	(196)	21,879
June 30, 2018	935,527	(5,316)	930,211
Net income	25,496	(1,481)	24,015
September 30, 2018	964,762	(6,797)	957,965

(in thousands)	As Reported	Adjustments	As Revised
December 31, 2018	$981,527	$(5,544)	$975,983
Cumulative effect of accounting changes	(1,662)	1,662	—
Net income	22,569	(2,631)	19,938
March 31, 2019	1,005,203	(6,513)	998,690
Net income	23,850	(842)	23,008
June 30, 2019	1,031,737	(7,355)	1,024,382
Net income	10,419	1,169	11,588
September 30, 2019	1,041,806	(6,186)	1,035,620

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) AND CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Year Ended December 31, 2018
(in thousands, except per share data)	As Reported	Adjustments	As Revised
Product revenue	$1,085,471	$4,747	$1,090,218
Other revenue (1)	131,175	(3,237)	127,938
Total revenue	1,216,646	1,510	1,218,156
Cost of goods and services	800,347	805	801,152
Gross profit	416,299	705	417,004
Selling, general and administrative expense	262,625	2,322	264,947
Interest expense, net	27,440	208	27,648
Other expense, net	2,943	113	3,056
Income before income taxes	123,291	(1,938)	121,353
Provision for income taxes	28,796	(634)	28,162
Net income	94,495	(1,304)	93,191
Net income attributable to noncontrolling interest	454	—	454
Net income attributable to Apergy	$94,041	$(1,304)	$92,737

Earnings per share attributable to Apergy:
Basic	$1.22	$(0.02)	$1.20
Diluted	$1.21	$(0.02)	$1.19

Comprehensive income	$81,741	$(1,304)	$80,437
Comprehensive income attributable to Apergy	$81,287	$(1,304)	$79,983
_______________________
(1) Includes “Service revenue” and “Lease and other revenue” as reported in the consolidated statement of income for the year ended December 31, 2018.

	Year Ended December 31, 2017
(in thousands, except per share data)	As Reported	Adjustments	As Revised
Product revenue	$919,669	$3,023	$922,692
Other revenue (1)	90,797	(3,023)	87,774
Total revenue	1,010,466	—	1,010,466
Cost of goods and services	689,990	408	690,398
Gross profit	320,476	(408)	320,068
Selling, general and administrative expense	218,558	2,849	221,407
Interest expense, net	753	110	863
Other expense, net	10,377	(934)	9,443
Income before income taxes	90,788	(2,433)	88,355
Benefit from income taxes	(21,876)	(288)	(22,164)
Net income	112,664	(2,145)	110,519
Net income attributable to noncontrolling interest	930	—	930
Net income attributable to Apergy	$111,734	$(2,145)	$109,589

Earnings per share attributable to Apergy:
Basic	$1.44	$(0.02)	$1.42
Diluted	$1.43	$(0.02)	$1.41

Comprehensive income	$119,905	$(2,145)	$117,760
Comprehensive income attributable to Apergy	$118,975	$(2,145)	$116,830
_______________________
(1) Includes “Service revenue” and “Lease and other revenue” as reported in the consolidated statement of income for the year ended December 31, 2017.

	Year Ended December 31, 2016
(in thousands, except per share data)	As Reported	Adjustments	As Revised
Product revenue	$673,447	$2,525	$675,972
Other revenue (1)	77,890	(2,525)	75,365
Total revenue	751,337	—	751,337
Cost of goods and services	556,066	180	556,246
Gross profit	195,271	(180)	195,091
Selling, general and administrative expense	204,383	1,266	205,649
Interest expense, net	477	51	528
Other expense, net	9,354	(366)	8,988
Loss before income taxes	(18,943)	(1,131)	(20,074)
Benefit from income taxes	(8,043)	(416)	(8,459)
Net loss	(10,900)	(715)	(11,615)
Net income attributable to noncontrolling interest	1,851	—	1,851
Net loss attributable to Apergy	$(12,751)	$(715)	$(13,466)

Loss per share attributable to Apergy:
Basic	$(0.16)	$(0.01)	$(0.17)
Diluted	$(0.16)	$(0.01)	$(0.17)

Comprehensive loss	$(9,863)	$(715)	$(10,578)
Comprehensive loss attributable to Apergy	$(11,714)	$(715)	$(12,429)
_______________________
(1) Includes “Service revenue” and “Lease and other revenue” as reported in the consolidated statement of loss for the year ended December 31, 2016.

CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31, 2018
(in thousands)	As Reported	Adjustments	As Revised
Assets
Receivables, net	$249,948	$1,488	$251,436
Inventories, net	218,319	1,102	219,421
Prepaid expenses and other current assets	20,211	(1,677)	18,534
Total current assets	530,310	913	531,223
Other non-current assets	8,445	447	8,892
Total assets	1,971,756	1,360	1,973,116
Liabilities and Equity
Accounts payable	131,058	9,067	140,125
Accrued expenses and other current liabilities	30,391	2,690	33,081
Total current liabilities	201,995	11,757	213,752
Long-term debt	666,108	(2,901)	663,207
Deferred income taxes	101,724	(1,952)	99,772
Total liabilities	990,229	6,904	997,133
Stockholders’ equity:
Capital in excess of par value of common stock	965,372	(4,599)	960,773
Retained earnings	55,829	(945)	54,884
Total stockholders’ equity	979,069	(5,544)	973,525
Total equity	981,527	(5,544)	975,983
Total liabilities and equity	1,971,756	1,360	1,973,116

	December 31, 2017
(in thousands)	As Reported	Adjustments	As Revised
Assets
Inventories, net	$201,402	$(207)	$201,195
Total current assets	441,475	(207)	441,268
Total assets	1,906,615	(207)	1,906,408
Liabilities and Equity
Accounts payable	98,826	3,859	102,685
Accrued expenses and other current liabilities	21,375	1,731	23,106
Total current liabilities	150,490	5,590	156,080
Deferred income taxes	96,985	(921)	96,064
Total liabilities	266,230	4,669	270,899
Stockholders’ equity:
Net parent investment in Apergy	1,662,052	(4,876)	1,657,176
Total stockholders’ equity	1,635,636	(4,876)	1,630,760
Total equity	1,640,385	(4,876)	1,635,509
Total liabilities and equity	1,906,615	(207)	1,906,408

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

(in thousands)	As Reported	Adjustments	As Revised
December 31, 2015	$1,644,993	$(2,028)	$1,642,965
Net loss	(10,900)	(715)	(11,615)
Net transfer to Dover	(81,964)	29	(81,935)
December 31, 2016	1,551,218	(2,714)	1,548,504
Net income	112,664	(2,145)	110,519
Net transfers to Dover	(29,526)	(17)	(29,543)
December 31, 2017	1,640,385	(4,876)	1,635,509
Net income	94,495	(1,304)	93,191
Net transfers to/from Dover	(742,690)	636	(742,054)
December 31, 2018	981,527	(5,544)	975,983